StompSoft, Inc.

Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

StompSoft, Inc.

Index to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
StompSoft, Inc.

We have audited the accompanying balance sheet of StompSoft, Inc. as of December 31, 2005, and the related statements of operations, accumulated deficit, and cash flows for the each of the two years in the period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of StompSoft, Inc. as of December 31, 2005, and the results of its operations and its cash flows for the two years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has suffered recurring losses from operations and a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 13 of the financial statements, on October 13, 2006, the Company has signed a Letter of Intent to sell substantially all of its operating assets. The assets considered in the Letter of Intent accounted for all of the Company’s revenues for the years ended December 31, 2005 and 2004.

Kelly & Company
Costa Mesa, California
December 15, 2006

StompSoft, Inc.

Balance Sheet

As of December 31, 2005

ASSETS
Current assets:

Cash	$500
Accounts receivable - trade	236,214
Other receivables	11,469
Settlement receivable	150,000
Inventories	238,737
Prepaid expenses	31,121

Total current assets	668,041

Property and equipment, net of accumulated depreciation of $209,778	92,232
Intangibles, net of accumulated amortization of $2,014	29,579
Deposits	12,000
Total assets	$801,852

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Bank overdraft	$11,810
Accounts payable - trade	511,489
Demand note payable - officer	25,720
Accrued royalties	549,088
Accrued rebates	38,620
Accrued state income taxes	2,075
Sales tax payable	7,746
Other accrued expenses	45,653
Accrued compensation expense	36,756
Accrued compensated absence expense	63,524
Lease surrender liability payable	16,300
Revolving line of credit	428,799
Total current liabilities	1,737,580

Commitments and contingencies

Shareholders' deficit:

Common stock (stated value, 10,000,000 shares authorized, 3,272,308 issued and outstanding at December 31, 2005)	514,868
Accumulated deficit	(1,450,596)
Total shareholders' deficit	(935,728)
Total liabilities and shareholders' deficit	$801,852

The accompanying notes are an integral part of the financial statements.

StompSoft, Inc.

Statements of Operations

For Each of the Two Years in the Period Ended December 31, 2005

	For the Year Ended December 31,
	2005	2004
Sales:
Wholesale product sales, net of discounts of $661,898 and $314,645 for the years ended December 31, 2005 and 2004, respectively	$2,186,696	$3,182,667
Direct online product sales	997,584	938,026
Other revenue	155,428	95,898

Net sales	3,339,708	4,216,591
Cost of sales:
Cost of products	743,926	610,530
Royalties	588,083	889,978

Total cost of sales	1,332,009	1,500,508

Gross profit	2,007,699	2,716,083

Operating expenses:
Sales and marketing	1,445,296	1,042,569
General and administrative	1,449,784	2,073,163
Product development costs	371,333	650,204

Total operating expenses	3,266,413	3,765,936

Operating loss	(1,258,714)	(1,049,853)
Other income (expense):
Interest expense	(108,754)	(40,351)
Gain on sale of trademark	593,076	-
Loss on the disposition of long lived assets	(20,091)	(65,921)
Miscellaneous other income	1,298	84

Total other income (expense)	465,529	(106,188)

Loss before taxes	(793,185)	(1,156,041)

Provision for state income taxes	(2,075)	(2,062)

Net loss	$(795,260)	$(1,158,103)

The accompanying notes are an integral part of the financial statements.

StompSoft, Inc.

Statements of Shareholders' Deficit

For Each of the Two Years in the Period Ended December 31, 2005

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total

Balance at December 31, 2003	992,308	$229,868	$502,767	$732,635

Net loss	-	-	(1,158,103)	(1,158,103)

Balance, December 31, 2004	992,308	229,868	(655,336)	(425,468)

Shares issued for cash	2,280,000	285,000	-	285,000

Net loss	-	-	(795,260)	(795,260)

Balance, December 31, 2005	3,272,308	$514,868	$(1,450,596)	$(935,728)

The accompanying notes are an integral part of the financial statements.

StompSoft, Inc.

Statements of Cash Flows

For Each of the Two Years in the Period Ended December 31, 2005

	For the Year Ended December 31,
	2005	2004
Cash flows used in operating activities:
Net loss	$(795,260)	$(1,158,103)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	53,107	63,769
Amortization	555	1,644
Loss on disposal of long lived assets	20,091	65,921
Accretion of facilities lease surrender liability	-	53,800
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable - trade	114,519	(39,695)
Other receivables	15,949	131,700
Settlement receivable	(150,000)	-
Inventories	59,622	(138,141)
Prepaid expenses	(9,466)	28,229
Deposits	(635)	13,010
Increase (decrease) in:
Accounts payable-trade	248,215	106,384
Accrued royalties	69,985	290,405
Accrued rebates	33,660	(130,021)
Other accrued expenses	(122,019)	72,431
Accrued compensation	19,487	17,275
Accrued compensated absences	9,381	(17,496)
Lease surrender liability payable	(37,500)	-
Sales tax payable	3,392	3,024
Accrued state income taxes	2,075	(1,329)
Net cash used in operating activities	(464,842)	(637,193)
Cash flows used in investing activities:
Purchase of equipment	(24,469)	(40,368)
Additions to intangible assets	(11,773)	(7,605)
Net cash used in investing activities	(36,242)	(47,973)

The accompanying notes are an integral part of the financial statements.

StompSoft, Inc.

Statements of Cash Flows

For Each of the Two Years in the Period Ended December 31, 2005

	For the Year Ended December 31,
	2005	2004
Cash flows provided by (used in) financing activities:
Proceeds from issuance of common stock	$285,000	-
Proceeds from issuance of demand note payable - officer	65,000	-
Payments on demand note payable - officer	(39,280)	-
Advances on the line of credit	2,063,900	$2,747,485
Payments on the line of credit	(1,881,177)	(2,574,435)
Increase in the bank overdrafts	7,641	4,169
Net cash provided by financing activities	501,084	177,219
Net decrease in cash	-	(507,947)
Cash - beginning of period	500	508,447
Cash - end of period	$500	$500

Supplemental Disclosure of Cash Flow Information
	For the Year Ended December 31,
	2005	2004

Interest paid	$103,844	$39,882

Income taxes paid	$262	$12,587

The accompanying notes are an integral part of the financial statements.

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

1.	Description of the Company's Business

StompSoft, Inc. (the "Company"), founded in 1996 and incorporated in California during 1998, reports the results of its operations for tax purposes under Internal Revenue Code Subchapter S. The Company is engaged in the development and distribution of backup, system utility and online security and privacy prepackaged software. It distributes its products by direct selling to retailers, through its retail e-commerce site and nationally through wholesale distributors.

2.	Summary of Significant Accounting Policies

Revenue Recognition

The Company recognizes revenue from the sale of packaged software products and license fees, software subscriptions and customer service and technical support. The revenue for software products and related services and support is recognized in accordance with the American Institute of Certified Public Accountants’ Statement of Position ("SOP") 97-2, Software Revenue Recognition, as modified by SOP 98-9. Revenue is recognized when persuasive evidence of an arrangement exists, there has been delivery of the product and liability has shifted, the fee is fixed or determinable and collectibility is probable.

In accordance with the Financial Accounting Standards Board's ("FASB") Emerging Issues Task Force ("EITF") Issue No. 01-9, Accounting for Consideration Given by a Vendor to a Customer or a Reseller of the Vendor’s Product, the Company accounts for cash consideration (such as sales incentives) that are given to customers or resellers as a reduction of revenue rather than as an operating expense unless a benefit can be identified and for which there is a reasonable estimate of the fair value.

Product Revenue

The Company recognizes the majority of its product revenue from the sale of packaged software products ("products") when the goods are sold to the end-user. While legal title generally transfers when the products are shipped, the bulk of the Company's sales are in-substance consignment transactions ("consignments") with large retailers. In addition, the Company e-commerce site provides a retail outlet via the internet to end-users and revenue is recognized on these transactions after the right of return on the product has lapsed. All revenue is recorded net of any sales tax obligations.

The Company recognizes certain reductions in product revenue in accordance with the FASB's Statement of Financial Accounting Standards ("SFAS") No. 48, Revenue Recognition When Right of Return Exists. Product revenue from distributors and retailers is

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

2.	Summary of Significant Accounting Policies, Continued

Revenue Recognition, Continued

Product Revenue, Continued

reduced for estimated returns that are based on historical returns experience and other factors, such as the volume and price mix of products in the retail channel, return rates for prior releases of the product, trends in retailer inventory and economic trends that might impact customer demand for the Company's products (including the competitive environment and the timing of new releases of the Company's product). Product revenue is also reduced for the estimated redemption of rebates on certain current product sales. The estimated reserves for distributor and retailer sales incentive rebates are based on distributors’ and retailers’ actual performance against the terms and conditions of rebate programs, which are typically established based on each specific product. The Company’s reserves for end user rebates are estimated based on the terms and conditions of the specific promotional rebate program, actual sales during the promotion and historical redemption trends by product and by type of promotional program.

Customer Service and Technical Support

The Company includes the costs of providing customer service under agreements that are part of the original purchase of the product by the end-user and free technical support costs as part of general and administrative expenses in the statements of operations. Customer service and technical support costs include costs associated with performing order processing, answering customer inquiries by telephone and through web sites, e-mail and other electronic means and providing free technical support assistance to customers. In connection with the sale of certain products, the Company provides a limited amount of free technical support assistance to customers. The Company does not defer the recognition of any revenue associated with sales of these products, since the cost of providing this free technical support is insignificant. The technical support is generally provided within one year after the associated revenue is recognized and free product enhancements are minimal and infrequent. The Company accrues the estimated cost of providing this free support.

Software Development Costs

SFAS 86, Accounting for Costs of Computer Software to be Sold, Leased, or Otherwise Marketed, requires companies to expense software development costs as they incur them until technological feasibility has been established, at which time those costs are capitalized until the product is available for general release to customers. To date, the

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

2.	Summary of Significant Accounting Policies, Continued

Revenue Recognition, Continued

Software Development Costs, Continued

Company's software has been available for general release concurrent with the establishment of technological feasibility and, accordingly, the Company has not capitalized any development costs. SFAS 2, Accounting for Research and Development Costs, establishes accounting and reporting standards for research and development. In accordance with SFAS 2, the costs the Company incurs to enhance its existing products are expensed in the period they are incurred and included in research and product development costs in the statements of operations.

In-Substance Consignments

The Company sells to distributors and resellers under terms allowing for certain rights of return and price protection on unsold merchandise held by them. The distributor and reseller agreements, which may be cancelled by either party upon specified notice, generally contain a provision for the return of the Company’s products in the event the agreement with the distributor or reseller is terminated and the products have not been sold. Accordingly, the Company defers the gross margin resulting from the deferral of both revenue and related product costs from sales to distributors and resellers with agreements that have the aforementioned terms until the merchandise is resold by the distributors and resellers. The Company also sells its products to distributors and resellers who have substantial independent operations under sales arrangements with terms that do not allow for rights of return or price protection on unsold products held by them. In these instances, the Company recognizes revenue when it ships the product directly to these distributors or resellers.

Price Protection

Because of frequent sales price reductions and rapid technology obsolescence in the industry, sales made to certain of the Company's distributors and resellers under agreements allowing price protection and/or rights of return are deferred until the distributors or resellers sell the merchandise.

Customer Programs

The Company records estimated reductions to revenue for customer programs at the time revenue is recognized. The Company's customer programs primarily involve rebates, which are designed to serve as sales incentives to resellers of its products in

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

2.	Summary of Significant Accounting Policies, Continued

Revenue Recognition, Continued

Customer Programs, Continued

various target markets. The Company accounts for rebates in accordance with EITF Issue 01-9, Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor's Products) and, as such, accrues for 100% of the potential rebates and does not apply a breakage factor. Unclaimed rebates, which historically have not been significant, are reversed to revenue upon expiration of the rebate. Rebates typically expire within three months of the date of the original sale.

Customer programs also include marketing development funds ("MDFs"). The Company accounts for MDFs as advertising expense in accordance with EITF 01-9. MDFs represent monies paid to retailers and distributors that are earmarked for market development and expansion and typically are designed to support the Company's partners' activities while also promoting the Company's products.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Significant estimates used in the preparation of these financial statements include the estimate of the customer programs primarily involving rebates, which are designed to serve as sales incentives to resellers; the sales return allowance for estimated product returns is recorded at the time revenue is recognized; and the estimate of the useful lives of equipment and computer software. It is at least reasonably possible that the estimates used could change within the next year. Accordingly, as adjustments become necessary, they will be reflected in current operations.

Disclosures about Fair Values of Financial Instruments

Statement of Financial Accounting Standards (“SFAS”) No. 107, Disclosures About Fair Value of Financial Instruments, requires management to disclose the estimated fair value of certain assets and liabilities defined by SFAS 107 as financial instruments. Financial instruments are generally defined by SFAS 107 as cash and cash equivalents, evidence of ownership interest in equity, or a contractual obligation that both conveys to one entity a

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

2.	Summary of Significant Accounting Policies, Continued

Disclosures about Fair Values of Financial Instruments, Continued

right to receive cash or other financial instruments from another entity and imposes on the other entity the obligation to deliver cash or other financial instruments to the first entity.

At December 31, 2005, the Company’s financial instruments are cash, accounts receivable- trade, other receivables, settlement receivable, bank overdraft, accounts payable-trade, accrued liabilities, note payable-officer, and a line of credit payable. The recorded values of cash, accounts receivable- trade, other receivables, bank overdraft, accounts payable-trade and accrued liabilities approximate their fair values based on their short-term nature. The recorded value of the note payable-officer and the line of credit payable approximates their fair values, as interest approximates appropriate market rates and they are short-term in nature.

Cash

The Company considers deposits that can be redeemed on demand and investments that have original maturities of less than three months, when purchased, to be cash equivalents. As of December 31, 2005, the Company had no cash equivalents.

Accounts Receivable - Trade and Allowance for Doubtful Accounts

Trade accounts receivable are stated at the amount the Company expects to collect. The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. Since effectively all of the Company's customers hold inventory on consignment, accounts receivable are not recorded until a sale is made at the retail level. As a result, the Company's receivables rarely go uncollected. Management considers the following factors when determining the collectibility of specific customer accounts: customer credit-worthiness, past transaction history with the customer, current economic industry trends and changes in customer payment terms. If the financial condition of the Company’s customers were to deteriorate, adversely affecting their ability to make payments, additional allowances would be required.

Inventories

Inventory cost is computed on an standard cost basis (which approximates actual cost on a first-in, first-out basis). Inventory costs consist primarily of the software products in finished goods and packaging and shipping supplies, overhead associated with such purchases and shipping costs. The Company writes down its inventory for estimated amounts related to lower of cost or market, obsolescence or unmarketable inventory equal to the difference

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

2.	Summary of Significant Accounting Policies, Continued

Inventories, Continued

between the cost of inventory and the estimated market value based upon assumptions about future demand, future product purchase commitments and market conditions. Inventory reserves, once established, are not reversed until the related inventory has been sold or scrapped. There is no inventory reserve as of December 31, 2005 as all obsolete or unmarketable inventory items have been scrapped.

A portion of the Company's software products in finished goods is identified as in-substance consignment with the unsold merchandise held by the distributors and retailers. All in-substance consignment inventory software is recorded as inventory until it is sold at the retail level.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally, accelerated depreciation methods) for tax purposes where appropriate. Repairs and maintenance are expensed as incurred. Expenditures that increase the value or productive capacity of assets are capitalized. When equipment and computer software are retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations.

The estimated useful lives of property and equipment are as follows:

Estimated
Useful
Lives
Production equipment	5 years
Computer equipment	3-5 years
Computer software	3-5 years
Office furniture	2-7 years
Leasehold improvements	5 years

Leases

The Company reviews all leases for capital or operating classification at their inception under the guidance of SFAS 13, Accounting for Leases, as amended. The Company uses its incremental borrowing rate in the assessment of lease classification and defines the initial lease term to exclude lease extension periods.

For leases that contain rent escalations, the Company records the total rent payable during the lease term, as defined above, on a straight-line basis over the term of the lease.

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

2.	Summary of Significant Accounting Policies, Continued

Intangible Assets

The Company capitalizes the direct costs associated with the development of certain intangible assets. Capitalized costs are amortized over the estimated product life on a straight-line basis. Unamortized costs are carried at the lower of book value or net realizable value. Estimated useful lives are as follows:

Patents	17 years
Trademarks	6 years

Impairment of Long-Lived Assets

In accordance with SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset. Fair value is determined based on the estimated discounted future cash flows expected to be generated by the asset. The factors considered by management in performing this assessment include current operating results, trends and prospects, as well as the effects of obsolescence and economic factors.

Income Taxes

The Company, with the consent of its shareholders, elected under the Internal Revenue Code to be treated as a Subchapter S Corporation for federal and state income tax purposes. The shareholders of a Subchapter S Corporation are taxed on the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements. Certain specific deductions and credits flow through the Company to its shareholders. This election is valid for federal as well as the state of California; however, California law requires a minimum tax of 1.5% on the Company's net income or $800, whichever is greater. The Company is also subject to minimum tax payments in Minnesota and Tennessee.

Advertising Costs

The Company expenses advertising costs as they are incurred. Advertising expense was $759,846 and $642,391 for the years ended December 31, 2005 and 2004, respectively. Included in advertising expense are certain advertising activities of the Company's reseller channel ("co-op advertising"). These co-op advertising costs are treated as advertising expenses under EITF Issue No. 01-09, Accounting for Consideration Given by a Vendor to a

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

2.	Summary of Significant Accounting Policies, Continued

Advertising Costs, Continued

Customer or a Reseller of the Vendor’s Products, as the Company has deemed that the identifiable benefit is sufficiently separable from the customer’s purchase of the Company's product and the fair value of that benefit is reasonably estimable. The amounts related to co-op advertising were $238,649 and $242,159 for the years ended December 31, 2005 and 2004, respectively.

Freight and Delivery

The Company has adopted the provisions of EITF Issue No. 00-10, Accounting for Shipping and Handling Fees and Costs. In accordance with EITF No. 00-10, revenue received from shipping and handling fees is reflected in net sales, and costs incurred from shipping and handling charges are reflected in cost of goods sold. For the years ended December 31, 2005 and 2004, freight and delivery costs were $103,656 and $76,292, respectively.

Product Development Costs

Costs incurred in the product development of new software products are expensed as incurred until technological feasibility is established. The Company capitalizes software development in accordance with the provisions of SFAS 86. Software development costs begin to be capitalized at the time a product’s technological feasibility is established and end when the product reaches the working model stage. To date, products and enhancements have generally reached technological feasibility and have been released for sale at substantially the same time and all product development costs have been expensed.

Recent Accounting Pronouncements

SFAS 151, Inventory Costs - In November 2004 the FASB issued SFAS 151, Inventory Costs. This Statement amends the guidance in ARB No. 43,Chapter 4, Inventory Pricing,to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that “. . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this new standard are effective for inventory costs incurred during fiscal years beginning after June 15, 2006. The Company adopted SFAS 151 on January 1, 2006, and this new standard did not have a material impact on its financial statements, results of operations or cash flows.

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

2.	Summary of Significant Accounting Policies, Continued

Recent Accounting Pronouncements, Continued

SFAS 154, Accounting Changes and Error Corrections - In June 2005 the FASB issued SFAS 154, Accounting Changes and Error Corrections, which replaces APB 20, Accounting Changes, and SFAS 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 applies to all voluntary changes in accounting principle, and changes the requirements for accounting for and reporting of a change in accounting principle. SFAS 154 requires retrospective application to prior periods’ financial statements of a voluntary change in accounting principle unless it is impracticable. APB 20 previously required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Earlier application is permitted for accounting changes and corrections of errors made in fiscal years beginning after June 1, 2005. The Company adopted SFAS 154 on January 1, 2006 and the adoption of this new standard is not anticipated to have a material impact on the Company’s financial position, results of operations or cash flows.

SFAS 155, Accounting for Certain Hybrid Instruments - In February 2006 the FASB issued SFAS 155, Accounting for Certain Hybrid Instruments, which amends SFAS 133, Accounting for Derivative Instruments and Hedging Activities, and SFAS 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on the financial position, results of operations or cash flows.

SFAS 157, Fair Value Measurements - In September 2006 FASB issued SFAS 157, Fair Value Measurements. which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements: This Statement does not require any new fair value measurements. The Company does not expect the adoption of this statement to have a material impact on its financial position, results of operations or cash flows.

EITF 06-03, How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That is, Gross versus Net Presentation) - In March 2006, the FASB issued EITF 06-03, How Taxes Collected from Customers and Remitted to

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

2.	Summary of Significant Accounting Policies, Continued

Recent Accounting Pronouncements, Continued

Governmental Authorities Should Be Presented in the Income Statement (That is, Gross versus Net Presentation) that clarifies how a company discloses its recording of taxes collected that are imposed on revenue-producing activities. EITF 06-03 is effective for the first interim reporting period beginning after December 15, 2006, and thus the Company is required to adopt this standard as of January 1, 2007, in the first quarter of its fiscal year 2007. The Company is evaluating the impact, if any, that EITF 06-03 may have on its financial statements.

3.	Accounts Receivable - Trade

Accounts receivable - trade is comprised of the following at December 31, 2005:

Receivables, pledged as security	$236,214
Unpledged accounts receivable	-

Total accounts receivable	$236,214

Pursuant to the revolving line of credit agreement (the "line of credit") (Note 7) the Company’s commercial lender (the "lender") advances funds against the Company's accounts receivable - trade and in-substance consignment inventory (Note 2).

4.	Components of Inventory

At December 31, 2005, inventories consisted of the following:

Finished goods - software products	$8,412
Finished goods - in-substance consignment - software products (Note 2)	154,891
Packaging and shipping materials	75,434

Total inventories, net	$238,737

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

5.	Property and Equipment

The following is a summary of property and equipment at cost, less accumulated depreciation, as of December 31, 2005:

Production equipment	$64,346
Computer equipment	81,824
Computer software	19,684
Office furniture	134,661
Leasehold improvements	1,495

Total property and equipment	302,010

Less: accumulated depreciation	209,778

Property and equipment, net	$92,232

Assets recorded under capital leases and included in property and equipment in the Company’s balance sheet consist of the following at December 31, 2005 (Note 8):

Office equipment	$5,197
Less: accumulated amortization	(5,197)
Assets recorded under capital leases, net	$-

Amortization of assets under capital leases included in depreciation expense amounted to $289 and $1,728 for the years ended December 31, 2005 and 2004, respectively.

During May 2005, the Company performed an impairment review that identified production and computer equipment which was not being used or was inoperable and of no value. In total, the assets had an original cost of $31,673 and a net book value of $6,242 at the time they were identified as impaired. A loss of $6,242 was recorded in other income (expense) as an impairment loss on long lived assets.

Depreciation expense amounted to $53,107 and $63,769 for the years ended December 31, 2005 and 2004, respectively.

6.	Intangible Assets

Intangible assets consist of patents and trademarks. The original cost of all of the intangible assets is calculated by capitalizing professional fees incurred to develop and issue a patent or a trademark. Amortization is to be taken over the estimated lives of the assets, beginning on the date of issuance of the applicable patent or trademark. Until the patent or trademark is approved the intangible asset is not amortized. Intangible assets consist of the following at December 31, 2005:

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

6.	Intangible Assets, Continued

Patents	$7,715
Trademarks	23,878
Total intangible assets	31,593
Less: accumulated amortization	2,014

Intangible assets, net	$29,579

Total amortization expense was $555 and $1,644 for the years ended December 31, 2005 and 2004, respectively. The following is a schedule of estimated future amortization expense as of December 31, 2005:

2006	$456
2007	456
2008	456
2009	456
2010 and thereafter	3,877

Total	$5,701

Intangible assets, not as yet subject to amortization	$23,878

During May 2005, the Company performed an impairment review that identified 15 patents or trademarks which were identified as impaired. The impairments, in all instances, resulted from products related to the intangible assets being determined to no longer be commercially viable. In total, the intangible assets had original capitalized cost of $17,545 and an unamortized value of $13,849 at the time they were identified as impaired. A loss of $13,849 was recorded in other income (expense) as an impairment loss on long lived assets.

7.	Debt

Borrowings under Revolving Line of Credit and Related Covenants and Restrictions

The Company has available a revolving line of credit (the "line of credit") with a commercial lender (the "lender") for the lesser of (a) $500,000, or (b) the sum of 80% of eligible domestic trade accounts receivable as defined. The maximum amount borrowable under the line of credit was reduced from the original $1,000,000 to $500,000 in January 2005. The line of credit expires in January 2007, unless extended. Borrowings under the line of credit bear interest at the Wall Street Journal prime interest rate plus 13% (20.25% at December 31, 2005). The weighted average interest rates were 21.19% and 19.29% for the years ended December 31, 2005 and 2004, respectively. All borrowings under the line of

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

7.	Debt, Continued

Borrowings under Revolving Line of Credit and Related Covenants and Restrictions, Continued

credit are collateralized by substantially all assets of the Company. At December 31, 2005, the outstanding balance of the line of credit was $428,799.

Borrowings under the line of credit are subject to certain financial covenants along with restrictions on other indebtedness, dividend payments, financial guarantees, business combinations and other related items. As of December 31, 2005 and December 15, 2006, the Company was not in compliance with certain of the loan security agreement covenants and restrictions. These defaults of the loan agreement covenants and restrictions could serve as a basis for the lender's immediate termination of the lending agreement and the acceleration of the $428,799 that was owed by the Company on December 31, 2005. The carrying amount of accounts receivable - trade that serve as collateral for borrowings under this agreement totaled $236,214 at December 31, 2005. As of December 15, 2006, the lender has not terminated the lending agreement.

As an additional source of collateral for the line of credit, an officer and major shareholder (the "related party") provided the lender with a personal continuing guarantee (the "guarantee") that was originally for an amount not to exceed $1,000,000. In January 2005, in conjunction with an amendment to the loan agreement that reduced the maximum borrowable under the line of credit to $500,000, the related party's guarantee was reduced to an amount not to exceed $500,000. At the time of the reduction in the maximum amount of the guarantee, the related party pledged his personal residence as collateral for the guarantee.

Demand Note Payable - Officer

In October 2005, an officer and major shareholder loaned the Company $65,000 on a collateralized demand note payable (the "note payable"). The interest rate on the note payable was 6% per annum and was due and payable on three days notice and was collateralized by substantially all of the assets of the Company. The note payable was subordinated to the line of credit with the commercial lender. At December 31, 2005, the Company had a remaining balance on the note payable including accrued interest amounting to $25,720, which was paid in full in February 2006.

8.	Commitments and Contingencies

Management's Plan

The accompanying financial statements have been prepared on the basis of accounting principles applicable to a "going concern", which assume that the Company will continue in

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

8.	Commitments and Contingencies, Continued

Management's Plan, Continued

operation for at least one year and will be able to realize its assets and discharge its liabilities in the normal course of operations.

Several conditions and events cast doubt about the Company's ability to continue as a "going concern". The Company has incurred net losses of $2,030,393 for the three years ended December 31, 2005, has a working capital deficiency at December 31, 2005 of $1,069,539, and requires additional financing for its business operations.

The Company's future capital requirements will depend on numerous factors including, but not limited to, whether the Company wishes to continue software development activities and market penetration of and profitable operations related to the sale of its desktop application products via its traditional customer base along with continued development in its "e-commerce" site. The Company does not believe that bank borrowings are available under present circumstances, and there can be no assurance that any financing could be obtained from other sources. Even if funding were available, it might be available only on terms which would not be favorable to the Company or which management would not find acceptable.

Meanwhile, management is working on attaining cost and efficiency synergies that are available to the Company.

These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a "going concern". While management believes that the actions already taken or planned, as described above, will mitigate the adverse conditions and events which raise doubt about the validity of the "going concern" assumption used in preparing these financial statements, there can be no assurance that these actions will be successful.

If the Company were unable to continue as a "going concern", then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses and the balance sheet classifications used.

Legal Actions

The Company may be involved in other lawsuits, claims, investigations and proceedings, consisting of intellectual property, commercial, employment and other matters, which arise in the ordinary course of business. In accordance with SFAS 5, Accounting for Contingencies, The Company records a liability when it is both probable that a liability has

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

8.	Commitments and Contingencies, Continued

Legal Actions, Continued

been incurred and the amount of the loss can be reasonably estimated. These accruals are reviewed at least quarterly and adjusted to reflect the impacts of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case. Litigation is inherently unpredictable; however, the Company believes that it has valid defenses with respect to the legal matters pending against the Company, as well as adequate accruals for any probable and estimable losses. If an unfavorable ruling were to occur in any specific period, there exists the possibility of a material adverse impact on the results of operations for that period. The Company believes that, given its current liquidity and cash and investment balances, if it were to receive an adverse judgment with respect to litigation that it is currently a party to, it is likely that such a judgment would have a material impact on its financial condition, results of operations and liquidity. As of the date of the filing of this report and to the best of management’s knowledge and belief, the Company faces legal action, either actual or potential, as follows:

PC World Communication, Inc. Suit

In September 2005 PC World Communication, Inc. filed a complaint against the Company alleging open book, account stated and reasonable value in the amount of $18,530. The Company entered a stipulated judgment, paid an amount in settlement and the case was dismissed in July 2006. The liability and related expense was recorded by the Company in 2005.

Workflow Direct Suit

In May 2005, Workflow Direct, Inc. filed a complaint against the Company alleging it was due $89,976 under a contract it had entered into with the Company. The Company cross-complained alleging $100,000 in breach of contract damages. There was an agreement reached between the parties dismissing all actions, and the Company made payments to Workflow Direct, Inc. The action was dismissed in February 2006. The settlement liability was determined in 2006 and is reported in the Company’s 2006 operating expenses.

Sterling Auster Suit

In December 2005, Sterling Auster filed a complaint against the Company alleging breach of contract and common counts for cash damages of $14,110 plus interest at a rate of 18% per annum. An agreement was reached between the parties dismissing all actions, and the Company made payments to Sterling Auster. The action was dismissed in September 2006. The liability and related expense was recorded by the Company in 2005.

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

8.	Commitments and Contingencies, Continued

Legal Actions, Continued

Woodbridge Press, Inc. Suit

In February 2006, Woodbridge Press, Inc. filed a complaint against the Company alleging open book, account stated and reasonable value for cash damages of $11,086 plus interest. There was an agreement and stipulated judgment agreed to between the parties under which the Company was required to make two payments during 2006. The payments were made and the case was dismissed in November 2006. The liability and related expense was recorded by the Company in 2005.

Precision Offset, Inc. Suit

In February 2006, Precision Offset, Inc. filed a complaint against the Company alleging open book, account stated and reasonable value for cash damages of $14,786. There parties agreed to a settlement under which the Company was required to make payments during 2006. The Company has made the payments, and the Court has ordered the dismissal of the complaint. The liability and related expense was recorded by the Company in 2005.

CNET Networks, Inc. Suit

In March 2006, CNET Networks, Inc. filed a complaint against the Company alleging damages in the amount of $54,375 plus costs. The Company and the plaintiff signed a non-disclosure and settlement agreement under which the Company agreed to pay a settlement in three installments. The matter was dismissed in November 2006. The settlement liability was determined in 2006 and is reported in the Company’s 2006 operating expenses.

CBS Outdoor, Inc. Suit

In May 2006, CBS Outdoor, Inc. filed a complaint against the Company alleging breach of contract, seeking damages of $120,000 plus interest at a rate of 18% per annum and the recovery of legal fees. Both parties have entered a non-disclosure agreement in an effort to further settlement negotiations. The Company has recorded an amount that it believes is due the plaintiff. Trial is currently set for this matter in May 2007.

The Estate of Industrial Printer of California, Inc. Suit

In 2005, the Trustee for the bankruptcy estate of Industrial Printer of California, Inc. filed a complaint alleging payment of a performance obligation seeking damages in the amount of $33,923. The matter was settled by the Company with the Trustee of the bankrupt estate for $10,000, which was paid resulting in the dismissal of the action. As a result of the potential sale by the Company of substantially all of its operating assets, the Trustee is threatening to rescind the agreement and seek recovery of the full amount as originally sought in the suit.

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

8.	Commitments and Contingencies, Continued

Legal Actions, Continued

Sommers/Lombardi, et al, Suit

In May 2004, an individual named Bruce M. Sommers, who was subsequently replaced in the action by Al Lombardi, filed suit against the Company and other corporate defendants on behalf of himself and at the time an unknown and unidentified group of California individuals with the intent of certifying the matter as a class action. The suit was brought pursuant to the California Consumer Legal Remedies Act as well as the unfair competition statutes. In August 2006, the Court denied the plaintiff’s motion for class certification. The matter was settled in December 2006 with the Company’s portion of the settlement agreement being a formal commitment to keep an offer of a free updated version of the software product displayed prominently on the Company’s website through June 2007 along with an electronic notification of the product for the benefit of all past purchasers of the product.

Third Party Intellectual Property Disputed Claims

From time to time, the Company receives notices from third parties claiming infringement by its products of third party patent, trademark and other intellectual property rights, disputing royalties, or disputing other commercial arrangements. Regardless of the merit of any such claim, responding to these claims could be time consuming and expensive and might require the Company to enter into licensing or royalty agreements that may not be offered or available on terms acceptable to the Company. If a successful claim is made against the Company, its business could be materially and adversely affected. The Company expects that its software products will increasingly be subject to such claims as the number of products and competitors in its industry segment increases, the functionality of products overlap and industry participants become more aggressive in using patents offensively.

Operating Leases

The Company conducts its operations from a leased facility. The Company also leases office equipment used in its daily operations. The following is a schedule of future minimum rentals under non-cancelable operating leases as of December 31, 2005:

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

8.	Commitments and Contingencies, Continued

Operating Leases, Continued

Operating
For the years ending December 31:	Leases
2006	$135,513
2007	117,867
2008	110,874
2009	44,210
2010 and thereafter	-

The Company incurred rental expense of $135,429 and $271,355 for the years ended December 31, 2005 and 2004, respectively. The Company currently occupies its Irvine facility under a rental agreement with a lease term that expires in June 2009 (Note 13). The Company's facility's lease agreement has one 5 year lease extension option at the then prevailing rates.

Concentration of Suppliers

The Company relies on three third-party vendors to perform the manufacturing for its primary retail desktop software products. While the Company believes that relying heavily on key vendors improves the efficiency and reliability of its business operations, relying on any one vendor for a significant aspect of its business can have a significant negative impact on its revenue and profitability if that vendor fails to perform at acceptable service levels for any reason, including financial difficulties of the vendor.

The Company made approximately 59% of its inventory purchases from two vendors in the year ended December 31, 2005 and 81% of its inventory purchases from two different vendors in 2004. A significant percentage of the Company's products are customized boxes and other packaging that is designed and fabricated to the Company's specifications. While these products are purchased from specific vendors, there are numerous sources that are able to produce the same packaging. If the Company were unable to obtain products from these current suppliers, the impact on the Company's financial statements from such an uncertainty is unknown, but it is anticipated that it would not be significant. The Company has not experienced any such disruption of vendor supplied materials as of December 15, 2006.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of the accounts receivable-trade. The Company operates in a market segment that is highly competitive and rapidly changing. Significant technological changes,

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

8.	Commitments and Contingencies, Continued

Concentration of Credit Risk, Continued

shifting customer requirements, the emergence of competitive products with new capabilities and other factors could negatively impact the Company's operating results.

The Company sells a significant portion of its products through third-party retailers and distributors in the United States on consignment. As a result, The Company faces risks related to the loss of inventory. To appropriately manage this risk, the Company performs ongoing evaluations of customer sales and limits the amount of inventory extended as the Company deems appropriate. The Company maintains reserves for estimated inventory losses and these losses have historically been within its expectations. However, since the Company cannot necessarily predict future changes in the financial stability of its customers, it cannot guarantee that its reserves will continue to be adequate.

The Company had four customers that individually comprised more than 10% of the accounts receivable balance, for a total of 91% and 93% of the accounts receivable-trade balance at December 31, 2005 and December 31, 2004, respectively.

While four customers made up more than 10% of the accounts receivable balance at December 31, 2005, five customers each represented more than 10% of sales, totaling 83% of the Company's sales during 2005. This was up from three customers that each made up more than 10% of the accounts receivable balance at December 31, 2004, totaling 49% of the Company's sales during 2004. If the Company were to lose any of these four customers, the impact on its financial statements would be unknown, but could be significant. The Company has not experienced any such loss of customers as of December 15, 2006.

Indemnifications and Guarantees

The following is a summary of the Company's agreements that have been determined are within the scope of FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. Accordingly, there are no liabilities recorded for these agreements as of December 31, 2005.

The Company has agreements whereby it indemnifies its officers and directors for certain events or occurrences while the officer or director is, or was serving, in such capacity. The term of the indemnification period is for the officer’s or director’s lifetime. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is unlimited; however, it has a directors and officers insurance policy that in certain circumstances enables the Company to recover a portion of any future amounts paid. As a result of its insurance policy coverage, the Company believes the estimated fair value of these indemnification agreements is minimal.

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

8.	Commitments and Contingencies, Continued

Indemnifications and Guarantees, Continued

The Company sells software products to its customers via various wholesale and retail methods as well as through e-commerce. As part of those transactions the Company generally provides a warranty for its software products to its customers. The Company's products are generally warranted to perform substantially as described in the associated product documentation. The Company has not incurred significant expense under its product warranties. As a result, the Company believes the estimated fair value of these agreements is minimal.

Royalties

The Company has certain royalty commitments associated with the shipment and licensing of certain products. Royalty expense is generally based on a dollar amount per unit shipped or a percentage of the underlying revenue. Royalty expense, which was recorded under cost of sales on the statements of income, was $588,083 and $889,978 for the years ended December 31, 2005 and 2004, respectively.

9.	Related Party Transactions

Unused Available Line of Credit

The Company's line of credit with the lender has an unused amount of $71,201 that could be borrowed subject to the provisions of the commercial lender loan and security agreement at December 31, 2005.

Personal Guarantees for the Benefit of the Company

Personal Guarantee of the Line of Credit

An officer and a principal owner of the Company has provided his ongoing personal guarantee of the Company's line of credit liability. The personal guarantee currently is for an amount not to exceed $500,000 and is secured by a lien against the officer and a principal owner's personal residence.

Personal Guarantee of the Facility Lease

An officer and a principal owner of the Company provided his ongoing personal guarantee of the Company's facility lease agreement and the payment of all related amounts. The guarantee was for a period of 24 months which expired in May 2006 and is no longer in effect.

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

9.	Related Party Transactions, Continued

Company Sales of Products to a Related Entity

The Company sells certain of its software products to an entity in which a principal owner of the Company is a majority stockholder. During the years ended December 31, 2005 and 2004, the Company had sales to related parties amounting to $6,057 and $5,499, respectively. In both years the related party sales amounted to less than 0.10% of sales. There was no accounts receivable-trade balance from the related party at December 31, 2005.

10.	Equity Transactions

Sale of Common Stock

In May and June of 2005, the Company issued 2,280,000 shares of its common stock at $0.125 per share to eight pre-existing shareholders for cash amounting to $285,000.

11.	Other Income Resulting from a Settlement of a Trademark Claim

Other income for the year ended December 31, 2005, includes a gain of $593,076, net of related legal fees of $46,876, resulting from the settlement of a trademark claim initially filed by the Company in January 2005. The settlement resulted in the Company relinquishing all of its rights and interest in a disputed trademark for which it received cash of $400,000, the use of a cost free royalty for a period of six months and debt forgiveness amounting to $239,953.

12.	Interest Expense

The Company incurred interest expense of $108,754 and $40,351 for the years ended December 31, 2005 and 2004, respectively, all of which was charged to operations. Included in the interest expense for the years ended December 31, 2005 and 2004 were amounts representing the interest portion of the capital lease payments of $23 and $339, respectively which were based on an imputed interest rate of 12.75% per annum. The payments required under the capital leases were satisfied in the year ended December 31, 2005.

13.	Subsequent Events

Sale of Substantially All of the Company's Operating Assets

In October 2006, the Company has signed a Letter of Intent to sell substantially all of its operating assets to Migo Software, Inc. ("Migo") of Redwood City, California. The sales

StompSoft, Inc.

Notes to the Financial Statements

As of December 31, 2005 and
For Each of the Two Years in the Period Ended December 31, 2005

13	Subsequent Events, Continued

Sale of Substantially All of the Company's Operating Assets, Continued

price will be comprised of a yet to be determined combination of cash and Migo equity securities. The asset sale transaction is anticipated to close prior to December 31, 2006 pending both parties' agreement as to a definitive transaction document and other customary closing conditions. On December 14, 2006, Migo loaned the Company $100,000 evidenced by a secured promissory note with an interest rate of 6% per annum, with all principal and accrued interest due on or before June 30, 2007. The promissory note is secured by all of the Company's intellectual property rights in one of its software products.

Notice of Eviction Notice of the Company's Irvine Facility

The Company received notice from the Irvine facility landlord on December 8, 2006 that within three days it was required to pay rent amounting to $8,641. The “three day pay or quit” notice required the payment by December 11, 2006 or provided the cause for the landlord to initiate eviction proceedings against the Company. The Company has not paid the landlord any amount since the receipt of the “three day pay or quit” notice. The Company has not as of yet been served with any legal action and is currently attempting to resolve the matter with the landlord.

Independent Contractors

During the period from January 1, 2006 through December 15, 2006, the Company paid certain individuals who provided it with services as independent contractors. The Company has recorded an amount as of September 30, 2006 to reflect the potential liability at that date that could exist if a payroll-related taxing authority were to determine that the services provided by the individuals were more like those provided in an employer - employee relationship. To date the Company has not been contacted by any such payroll-related taxing authority and is currently evaluating those certain individuals’ independent contractor status.

Convertible Secured Notes Payable from Related Parties

Two major shareholders loaned the Company $350,000 over the period from June through August 2006 in the form of convertible secured notes payable ("notes payable") secured by substantially all of the Company’s assets. The notes payable have an interest rate of 10% per annum with interest payable quarterly. There are three separate notes payable with two of the notes payable amounting to $250,000 due on June 1, 2007 and one note payable amounting to $100,000 due on August 27, 2007. The notes payable provide for their conversion at any time prior to their due date for the issuance of a composite total of 15.75% of the then outstanding common stock of the Company. As part of the potential sale of substantially all

13	Subsequent Events, Continued

Convertible Secured Notes Payable from Related Parties, Continued

of the operating assets of the Company the two major shareholders will be required to release their security interest in the Company’s assets prior to any completion of a sale transaction. The Company did not obtain written approval to enter into the note payable transactions from its commercial lender who provides the lending facility under the revolving line of credit (Note 7).

StompSoft, Inc.
Financial Statements
(Unaudited)

As of September 30, 2006 and
For The Nine-Month Period Ended September 30, 2006

StompSoft, Inc.
Index to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
StompSoft, Inc.

We have reviewed the accompanying balance sheet of StompSoft, Inc. as of September 30, 2006, and the related statements of operations, shareholders’ deficit and cash flows for the nine-month period ended September 30, 2006. These financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America. Note 8 of the Company's audited financial statements as of December 31, 2005, and for the two years then ended disclosed that the Company had incurred losses from operations for the three years then ended, had difficulties generating sufficient cash flow to meet its obligations and sustain its operations, had financed its cash needs through loans from officers, and had a shareholders' deficit that raises substantial doubt about its ability to continue as a going concern. The Company's future capital requirements will depend on numerous factors including, but not limited to, whether the Company wishes to continue software development activities and market penetration of and profitable operations related to the sale of its desktop application products via its traditional customer base along with continued development in its "e-commerce" site. The Company does not believe that bank borrowings are available under present circumstances, and there can be no assurance that any financing could be obtained from other sources. Even if funding were available, it might be available only on terms which would not be favorable to the Company or which management would not find acceptable. Meanwhile, management is working on attaining cost and efficiency synergies that are available to the Company. Our auditor's report on those financial statements dated December 15, 2006 includes an explanatory paragraph referring to the matters in Note 8 of those financial statements and indicates that these matters raised substantial doubt about the Company's ability to continue as a going concern. As indicated in Note 8 - Management's Plan of the Company's unaudited interim financial statements as of September 30, 2006, and for the nine-month period ended September 30, 2006, the Company was still unable to generate profits or sufficient cash flow to meet its obligations as of September 30, 2006. The accompanying interim financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kelly & Company

Kelly & Company
Costa Mesa, California
December 19, 2006

1

StompSoft, Inc.
Balance Sheet
(Unaudited)

As of September 30, 2006

ASSETS

Current assets:
Cash	$1,560
Accounts receivable - trade	245,478
Other receivables	10,509
Inventories	231,798
Prepaid expenses	25,459
Total current assets	514,804
Property and equipment, net of accumulated depreciation of $161,466	49,185
Intangibles, net of accumulated amortization of $2,356	29,915
Deposits	12,000
Total assets	$605,904

See accompanying Report of Independent Registered Public Accounting Firm.
The accompanying notes are an integral part of the unaudited financial statements.
2

StompSoft, Inc.
Balance Sheet
(Unaudited)

As of September 30, 2006

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Bank overdraft	$23,097
Accounts payable - trade	546,007
Accrued royalties	447,797
Accrued customer discounts	62,693
Accrued rebates	108,460
Accrued income taxes	2,117
Sales tax payable	3,776
Other accrued expenses	60,258
Accrued compensation expense	66,823
Accrued compensated absence expense	93,194
Notes payable from shareholders	350,000
Capital leases - current portion	3,217
Revolving line of credit	642,479
Total current liabilities	2,409,918
Capital leases	6,059
Total liabilities	2,415,977
Commitments and contingencies
Shareholders' deficit:
Common stock (stated value, 10,000,000 shares authorized, 3,272,308 issued and outstanding at September 30, 2006)	514,868
Accumulated deficit	(2,324,941)
Total shareholders' deficit	(1,810,073)
Total liabilities and shareholders' deficit	$605,904

See accompanying Report of Independent Registered Public Accounting Firm.
The accompanying notes are an integral part of the unaudited financial statements.

3

StompSoft, Inc.
Statement of Operations
(Unaudited)

For the Nine-Month Period Ended September 30, 2006

Sales:
Wholesale product sales, net of discounts of $264,466	$1,412,025
Direct online product sales	539,120
Other revenue	98,752
Net sales	2,049,897
Cost of sales:
Cost of products	347,015
Royalties	294,369
Total cost of sales	641,384
Gross profit	1,408,513
Operating expenses:
Sales and marketing	922,365
General and administrative	920,563
Product development costs	317,780
Total operating expenses	2,160,708
Operating loss	(752,195)
Other income (expense):
Interest expense	(106,018)
Loss on disposal of fixed assets	(17,332)
Miscellaneous other income	2,300
Total other expense	(121,050)
Loss before taxes	(873,245)
Provision for state income taxes	(1,100)
Net loss	$(874,345)

See accompanying Report of Independent Registered Public Accounting Firm.
The accompanying notes are an integral part of the unaudited financial statements.
4

StompSoft, Inc.
Statement of Shareholders' Deficit
(Unaudited)

For the Nine Months Ended September 30, 2006

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balance, December 31, 2005	3,272,308	$514,868	$(1,450,596)	$(935,728)
Net loss	-	-	(874,345)	874,345
Balance, September 30, 2006	3,272,308	$514,868	$(2,324,941)	$(1,810,073)

See accompanying Report of Independent Registered Public Accounting Firm.
The accompanying notes are an integral part of the unaudited financial statements.

5

StompSoft, Inc.
Statement of Cash Flows
(Unaudited)

For the Nine-Month Period Ended September 30, 2006

Cash flows used in operating activities:
Net loss	$(874,345)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	30,554
Amortization	342
Loss on disposal of assets	17,332
Customer discounts	62,693
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable - trade	(9,264)
Other receivables	960
Settlement receivable	150,000
Inventories	6,939
Prepaid expenses	5,662
Increase (decrease) in:
Accounts payable - trade	34,518
Accrued royalties	(101,291)
Accrued rebates	69,840
Other accrued expenses	1,477
Accrued compensation	139,606
Accrued compensated absences	(63,524)
Sales tax payable	(3,970)
Lease surrender liability	(16,300)
Accrued income taxes	42
Net cash used in operating activities	(548,729)
Cash flows used in investing activities
Purchase of equipment	(4,903)
Proceeds from sale of equipment	6,123
Additions to intangible assets	(678)
Net cash provided by investing activities	542
Cash flows provided by financing activities:
Proceeds from issuance of notes payable - officer	$350,000
Payments on notes payable - officer	(25,720)
Proceeds from the line of credit	1,352,100
Payments on the line of credit	(1,138,420)
Net increase (decrease) in bank overdrafts	11,287
Net cash provided by financing activities	549,247
Net increase in cash	1,060
Cash - beginning of period	500
Cash - end of period	$1,560

See accompanying Report of Independent Registered Public Accounting Firm.
The accompanying notes are an integral part of the unaudited financial statements.

6

StompSoft, Inc.
Statement of Cash Flows
(Unaudited)

For the Nine-Month Period Ended September 30, 2006

Supplemental Disclosure of Cash Flow Information
Interest paid	$93,746
Income taxes paid	$2,374

See accompanying Report of Independent Registered Public Accounting Firm.
The accompanying notes are an integral part of the unaudited financial statements.

7

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

1.	Description of the Company's Business

StompSoft, Inc. (the "Company"), founded in 1996 and incorporated in California during 1998, reports the results of its operations for tax purposes under Internal Revenue Code Subchapter S. The Company is engaged in the development and distribution of backup, system utility and online security and privacy prepackaged software. It distributes its products by direct selling to retailers, through its retail e-commerce site and nationally through wholesale distributors.

2.	Summary of Significant Accounting Policies

Revenue Recognition

The Company recognizes revenue from the sale of packaged software products and license fees, software subscriptions and customer service and technical support . The revenue for software products and related services and support is recognized in accordance with the American Institute of Certified Public Accountants’ Statement of Position ("SOP") 97-2, Software Revenue Recognition, as modified by SOP 98-9. Revenue is recognized when persuasive evidence of an arrangement exists, there has been delivery of the product and liability has shifted, the fee is fixed or determinable and collectibility is probable.

In accordance with the Financial Accounting Standards Board's ("FASB") Emerging Issues Task Force ("EITF") Issue No. 01-9, Accounting for Consideration Given by a Vendor to a Customer or a Reseller of the Vendor’s Product, the Company accounts for cash consideration (such as sales incentives) that are given to customers or resellers as a reduction of revenue rather than as an operating expense unless a benefit can be identified and for which there is a reasonable estimate of the fair value.

Product Revenue

The Company recognizes its product revenue from the sale of its packaged software products ("products") when legal title transfers, which generally occurs when the products are shipped. The majority of the Company's sales are in-substance consignment transactions ("consignments") with large retailers. The revenue is recognized on these consignment transactions only when the end-user sale has occurred. In addition, the Company's e-commerce site provides a retail outlet through the internet to end-users, and revenue is recognized after the right of return on the product has lapsed. All revenue is recorded net of any sales tax obligations.

The Company recognizes product revenue in accordance with the FASB's Statement on Financial Accounting Standards ("SFAS") No. 48, Revenue Recognition When Right of Return Exists. Product revenue from distributors and retailers is reduced for estimated

8

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

2.	Summary of Significant Accounting Policies, Continued

Revenue Recognition, Continued

Product Revenue, Continued

returns that are based on historical returns experience and other factors, such as the volume and price mix of products in the retail channel, return rates for prior releases of the product, trends in retailer inventory and economic trends that might impact customer demand for the Company's products (including the competitive environment and the timing of new releases of the Company's product). Product revenue is also reduced for the estimated redemption of rebates on certain current product sales. The estimated reserves for distributor and retailer sales incentive rebates are based on distributors’ and retailers’ actual performance against the terms and conditions of rebate programs, which are typically established based on each specific product. The Company’s reserves for end user rebates are estimated based on the terms and conditions of the specific promotional rebate program, actual sales during the promotion and historical redemption trends by product and by type of promotional program.

Customer Service and Technical Support

The Company includes the costs of providing customer service under agreements that are part of the original purchase of the product by the end-user and free technical support costs as part of general and administrative expenses in the statements of operations. Customer service and technical support costs include costs associated with performing order processing, answering customer inquiries by telephone and through web sites, e-mail and other electronic means and providing free technical support assistance to customers. In connection with the sale of certain products, the Company provides a limited amount of free technical support assistance to customers. The Company does not defer the recognition of any revenue associated with sales of these products, since the cost of providing this free technical support is insignificant. The technical support is generally provided within one year after the associated revenue is recognized and free product enhancements are minimal and infrequent. The Company accrues the estimated cost of providing this free support.

Software Development Costs

SFAS No. 86, Accounting for Costs of Computer Software to be Sold, Leased, or Otherwise Marketed, requires companies to expense software development costs as they incur them until technological feasibility has been established, at which time those costs are capitalized until the product is available for general release to customers. To date, the

9

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

2.	Summary of Significant Accounting Policies, Continued

Revenue Recognition, Continued

Software Development Costs, Continued

Company's software has been available for general release concurrent with the establishment of technological feasibility and, accordingly, the Company has not capitalized any development costs. SFAS No. 2, Accounting for Research and Development Costs, establishes accounting and reporting standards for research and development. In accordance with SFAS No. 2, costs the Company incurs to enhance its existing products are expensed in the period they are incurred and included in research and development costs in the statements of operations.

In-Substance Consignments

The Company sells to distributors and resellers under terms allowing for certain rights of return and price protection on unsold merchandise held by them. The distributor and reseller agreements, which may be cancelled by either party upon specified notice, generally contain a provision for the return of the Company’s products in the event the agreement with the distributor or reseller is terminated and the products have not been sold. Accordingly, the Company defers the gross margin resulting from the deferral of both revenue and related product costs from sales to distributors and resellers with agreements that have the aforementioned terms until the merchandise is resold by the distributors and resellers. The Company also sells its products to distributors and resellers who have substantial independent operations under sales arrangements with terms that do not allow for rights of return or price protection on unsold products held by them. In these instances, the Company recognizes revenue when it ships the product directly to these distributors or resellers.

Price Protection

Because of frequent sales price reductions and rapid technology obsolescence in the industry, sales made to certain of the Company's distributors and resellers under agreements allowing price protection and/or rights of return are deferred until the distributors or resellers sell the merchandise.

Customer Programs

The Company records estimated reductions to revenue for customer programs at the time revenue is recognized. The Company's customer programs primarily involve

10

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

2.	Summary of Significant Accounting Policies, Continued

Revenue Recognition, Continued

Customer Programs, Continued

rebates, which are designed to serve as sales incentives to resellers of its products in various target markets. The Company accounts for rebates in accordance with EITF Issue 01-9, Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor’s Products) and, as such, accrues for 100% of the potential rebates and do not apply a breakage factor. Unclaimed rebates, which historically have not been significant, are reversed to revenue upon expiration of the rebate. Rebates typically expire within three months of the date of the original sale.

Customer programs also include marketing development funds ("MDFs"). The Company accounts for MDFs as advertising expense in accordance with EITF 01-9. MDFs represent monies paid to retailers and distributors that are earmarked for market development and expansion and typically are designed to support the Company's partners’ activities while also promoting the Company's products.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Significant estimates used in the preparation of these financial statements include the estimate of the customer programs primarily involving rebates, which are designed to serve as sales incentives to resellers; sales return allowance for estimated product returns at the time revenue is recognized; and the estimate of the useful lives of equipment and computer software. It is at least reasonably possible that the estimates used for claims could change within the next year. Accordingly, as adjustments become necessary, they will be reflected in current operations.

Disclosures about Fair Values of Financial Instruments

SFAS No. 107, Disclosures About Fair Value of Financial Instruments, requires management to disclose the estimated fair value of certain assets and liabilities defined by SFAS No. 107 as financial instruments. Financial instruments are generally defined by SFAS No. 107 as cash and cash equivalents, evidence of ownership interest in equity, or a contractual obligation

11

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

2.	Summary of Significant Accounting Policies, Continued

Disclosures about Fair Values of Financial Instruments, Continued

that both conveys to one entity a right to receive cash or other financial instruments from another entity and imposes on the other entity the obligation to deliver cash or other financial instruments to the first entity.

At September 30, 2006, the Company's financial instruments are cash, accounts receivable-trade, other receivables, settlement receivable, bank overdraft, accounts payable-trade, accrued liabilities, notes payable-shareholders, and a line of credit payable. The recorded values of cash, accounts receivable-trade, other receivables, bank overdraft, accounts payable-trade and accrued liabilities approximate their fair values based on their short-term nature. The recorded value of the notes payable-shareholders and the line of credit payable approximates their fair values as interest approximates appropriate market rates, and they are short-term in nature.

Accounts Receivable - Trade and Allowance for Doubtful Accounts

Trade accounts receivable are stated at the amount the Company expects to collect. The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. Since effectively all of the Company's customers hold inventory on consignment, accounts receivable are not recorded until a sale is made at the retail level. As a result, the Company's receivables rarely go uncollected. Management considers the following factors when determining the collectibility of specific customer accounts: customer credit-worthiness, past transaction history with the customer, current economic industry trends and changes in customer payment terms. If the financial condition of the Company’s customers were to deteriorate, adversely affecting their ability to make payments, additional allowances would be required.

Inventories

Inventory cost is computed on an adjusted standard basis (which approximates actual cost on a first-in, first-out basis). Inventory costs consist primarily of the software products in finished goods and packaging and shipping supplies, overhead associated with such purchases and shipping costs. The Company writes down its inventory for estimated amounts related to lower of cost or market, obsolescence or unmarketable inventory equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand, future product purchase commitments and market conditions. Inventory reserves, once established, are not reversed until the related inventory has been sold or scrapped. There is no inventory reserve as of September 30, 2006 as all obsolete or unmarketable inventory items have been scrapped.

12

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

2.	Summary of Significant Accounting Policies, Continued

Inventories, Continued

A portion of the Company's software products in finished goods is identified as in-substance consignment with the unsold merchandise held by the distributors and retailers. All in-substance consignment inventory software is recorded as inventory until it is sold at the retail level.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally, accelerated depreciation methods) for tax purposes where appropriate. Repairs and maintenance are expensed as incurred. Expenditures that increase the value or productive capacity of assets are capitalized. When equipment and computer software are retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts, and any gain or loss is included in operations.

The estimated useful lives of property and equipment are as follows:

Estimated
Useful
Lives
Production equipment	5 years
Computer equipment	3-5 years
Computer software	3-5 years
Office furniture	2-7 years
Leasehold improvements	5 years

Leases

The Company reviews all leases for capital or operating classification at their inception under the guidance of SFAS No. 13, Accounting for Leases, as amended. The Company uses its incremental borrowing rate in the assessment of lease classification and defines the initial lease term to include the construction build-out period but to exclude lease extension periods.

The Company conducts its operations primarily under operating leases. For leases that contain rent escalations, the Company records the total rent payable during the lease term, as defined above, on a straight-line basis over the term of the lease.

13

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

2.	Summary of Significant Accounting Policies, Continued

Intangible Assets

The Company capitalizes the direct costs associated with the development of certain intangible assets. Capitalized costs are amortized over the estimated product life on a straight-line basis. Unamortized costs are carried at the lower of book value or net realizable value. Estimated useful lives are as follows:

Patents	17 years
Trademarks	6 years

Impairment of Long-Lived Assets

In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset. Fair value is determined based on the estimated discounted future cash flows expected to be generated by the asset. The factors considered by management in performing this assessment include current operating results, trends and prospects, as well as the effects of obsolescence and economic factors.

Income Taxes

The Company, with the consent of its shareholders, elected under the Internal Revenue Code to be treated as a Subchapter S Corporation for federal and state income tax purposes. The shareholders of a Subchapter S Corporation are taxed on the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements. Certain specific deductions and credits flow through the Company to its shareholders. This election is valid for federal as well as the state of California; however, California law requires a minimum tax of 1.5% on the Company's net income or $800, whichever is greater. The Company is also subject to minimum tax payments in Minnesota and Tennessee.

14

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

2.	Summary of Significant Accounting Policies, Continued

Comprehensive Income or Loss

The Company has no items of other comprehensive income or loss in the nine-month period ended September 30, 2006. Therefore, net loss as presented in the Company’s Statement of Operations equals the comprehensive loss.

Advertising Costs

The Company expenses advertising costs as they are incurred. Advertising expense was $383,938 for the nine-month period ended September 30, 2006. Included in advertising expense are certain advertising activities of the Company's reseller channel ("co-op advertising"). These co-op advertising costs are treated as advertising expenses under EITF Issue No. 01-09, Accounting for Consideration Given by a Vendor to a Customer or a Reseller of the Vendor’s Products, as the Company has deemed that the identifiable benefits are sufficiently separable from the customer’s purchase of the Company's products and the fair value of those benefits are reasonably estimable. The amount related to co-op advertising was $235,047 for the nine-month period ended September 30, 2006.

Freight and Delivery

The Company has adopted the provisions of EITF Issue No. 00-10, Accounting for Shipping and Handling Fees and Costs. In accordance with EITF No. 00-10, revenue received from shipping and handling fees is reflected in net sales, and costs incurred from shipping and handling charges are reflected in cost of goods sold. For the nine-month period ended September 30, 2006, freight and delivery costs were $48,294.

Research and Development Costs

Costs incurred in the research and development of new software products are expensed as incurred until technological feasibility is established. The Company capitalizes software development in accordance with the provisions of SFAS No. 86. Software development costs begin to be capitalized at the time a product’s technological feasibility is established and end when the product reaches the working model stage. To date, products and enhancements have generally reached technological feasibility and have been released for sale at substantially the same time and all research and development costs have been expensed.

Cash

The Company considers deposits that can be redeemed on demand and investments that have original maturities of less than three months, when purchased, to be cash equivalents. As of September 30, 2006, the Company had no cash equivalents.

15

3.	Accounts Receivable - Trade

Accounts receivable-trade, amounting to $245,478, is completely pledged as security for the line of credit at September 30, 2006.

Pursuant to the revolving line of credit agreement (the "line of credit") (Note 7) the Company’s commercial lender (the "lender") advances funds against the Company's accounts receivable - trade and in-substance consignment inventory (Note 2).

4.	Components of Inventory

At September 30, 2006, inventories consisted of the following:

Finished goods - software products	$6,081
Finished goods - in-substance consignment - software products (Note 2)	180,811
Packaging and shipping materials	44,906
Total inventories, net	$231,798

5.	Property and Equipment

The following is a summary of property and equipment at cost, less accumulated depreciation, as of September 30, 2006:

Production equipment	$28,357
Computer equipment	81,567
Computer software	19,684
Office furniture	79,548
Leasehold improvements	1,495
Total property and equipment	210,651
Less: accumulated depreciation	161,466
Property and equipment, net	$49,185

Assets recorded under capital leases and included in property and equipment in the Company’s balance sheet consist of the following at September 30, 2006 (Note 8):

Office equipment	$15,691
Less: accumulated amortization	(6,657)
Assets recorded under capital leases, net	$9,034

16

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

5.	Property and Equipment, Continued

Amortization of assets under capital leases that is included in depreciation expense amounted to $1,460 for the nine-month period ended September 30, 2006.

During the nine-month period ended September 30, 2006, the Company sold certain pieces of production, computer, and office equipment for $6,123. In total, the items of equipment that were sold had an original cost of $96,038 and a net book value at the time of their sale of $23,455. A loss on the sale of fixed assets of $17,332 was recognized as other expense at the time of the sale.

Depreciation expense amounted to $30,554 for the nine-month period ended September 30, 2006.

6.	Intangible Assets

Intangible assets consist of patents and trademarks. The original cost of all of the intangible assets is calculated by capitalizing professional fees incurred to develop and issue a patent or a trademark. Amortization is to be taken over the estimated lives of the assets, beginning on the date of issuance of the applicable patent or trademark. Until the patent or trademark is approved the intangible asset is not amortized. Intangible assets consist of the following at September 30, 2006:

Patents	$7,715
Trademarks	24,556
Total intangible assets	32,271
Less: accumulated amortization	2,356
Intangible assets, net	$29,915

Total amortization expense was $342 for the nine-month period ended September 30, 2006. The following is a schedule of estimated future amortization expense as of September 30, 2006:

2006 (three months ending)	$114
2007	456
2008	456
2009	456
2010 and thereafter	3,877
Total	$5,359
Intangible assets, not as yet subject to amortization	$24,556

17

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

7.	Debt

Borrowings under Revolving Line of Credit and Related Covenants and Restrictions

The Company has available a revolving line of credit (the "line of credit") with a commercial lender (the "lender") that has informally been expanded beyond the contractually agreed upon limit of the lesser of (a) $500,000, or (b) the sum of 80% of eligible domestic trade accounts receivable as defined. The maximum amount borrowable under the line of credit was reduced from an original amount of $1,000,000 to $500,000 in January 2005. During 2006, the lender and the Company informally agreed to expand the limit with the limiting factor currently being the sum of 80% of eligible domestic accounts receivable-trade. The line of credit expires in January 2007, unless extended. Borrowings under the line of credit bear interest at the Wall Street Journal prime interest rate plus 13% (21.25% at September 30, 2006). The weighted average interest rate was 20.9% for the nine-month period ended September 30, 2006. All borrowings under the line of credit are collateralized by substantially all assets of the Company. At September 30, 2006, the outstanding balance of the line of credit was $642,479.

Borrowings under the line of credit are subject to certain financial covenants along with restrictions on other indebtedness, dividend payments, financial guarantees, business combinations and other related items. As of September 30, 2006 and December 15, 2006, the Company was not in compliance with certain of the loan security agreement covenants and restrictions. These defaults of the loan agreement covenants and restrictions could serve as a basis for the lender's immediate termination of the lending agreement. The carrying amount of accounts receivable - trade that serve as collateral for borrowings under this agreement totaled $245,478 at September 30, 2006. As of December 15, 2006, the lender has not terminated the lending agreement.

As an additional source of collateral for the line of credit, an officer and major shareholder (the "related party") provided the lender with a personal continuing guarantee (the "guarantee") that was originally for an amount not to exceed $1,000,000. In January 2005, in conjunction with an amendment to the loan agreement that reduced the maximum borrowable under the line of credit to $500,000, the related party's guarantee was reduced to an amount not to exceed $500,000. At the time of the reduction in the maximum amount of the guarantee, the related party pledged his personal residence as collateral for the guarantee.

Demand Note Payable - Officer

In October 2005, an officer and major shareholder loaned the Company $65,000 on a collateralized demand note payable (the "note payable"). The interest rate on the note payable was 6% per annum and was due and payable on three days notice and was collateralized by substantially all of the assets of the Company. The note payable was subordinated to the line of credit with the commercial lender. At September 30, 2006, the Company had a remaining balance on the note payable including accrued interest amounting to $0, which was paid in full in February 2006.

18

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

7.	Debt, Continued

Convertible Secured Notes Payable to Shareholders

Two major shareholders loaned the Company $350,000 over the period from June through August 2006 in the form of convertible secured notes payable ("notes payable") secured by substantially all of the Company’s assets. The notes payable have an interest rate of 10% per annum with interest payable quarterly. There are three separate notes payable with two of the notes payable amounting to $250,000 due on June 1, 2007 and one note payable amounting to $100,000 due on August 27, 2007. The notes payable provide for their conversion at any time prior to their due date for the issuance of a composite total of 15.75% of the then outstanding common stock of the Company. There is not an embedded beneficial conversion feature in the notes payable. The Company did not obtain written approval to enter into the note payable transactions from commercial lender who provides the lending facility under the revolving line of credit.

8.	Commitments and Contingencies

Management's Plan

The accompanying financial statements have been prepared on the basis of accounting principles applicable to a "going concern", which assume that the Company will continue in operation for at least one year and will be able to realize its assets and discharge its liabilities in the normal course of operations.

Several conditions and events cast doubt about the Company's ability to continue as a "going concern". The Company has incurred net losses of $2,827,708 for the two year and nine- month period ended September 30, 2006, has a working capital deficiency at September 30, 2006 of $1,895,114 and requires additional financing for its business operations.

The Company's future capital requirements will depend on numerous factors including, but not limited to, whether the Company wishes to continue software development activities and market penetration of and profitable operations related to the sale of its desktop application products via its traditional customer base along with continued development in its "e-commerce" site. The Company does not believe that bank borrowings are available under present circumstances, and there can be no assurance that any financing could be obtained from other sources. Even if funding were available, it might be available only on terms which would not be favorable to the Company or which management would not find acceptable.

Meanwhile, management is working on attaining cost and efficiency synergies that are available to the Company.

19

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

8.	Commitments and Contingencies, Continued

Management's Plan, Continued

These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a "going concern". While management believes that the actions already taken or planned, as described above, will mitigate the adverse conditions and events which raise doubt about the validity of the "going concern" assumption used in preparing these financial statements, there can be no assurance that these actions will be successful.

If the Company were unable to continue as a "going concern", then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses and the balance sheet classifications used.

Legal Actions

The Company may be involved in other lawsuits, claims, investigations and proceedings, consisting of intellectual property, commercial, employment and other matters, which arise in the ordinary course of business. In accordance with SFAS No. 5, Accounting for Contingencies, the Company records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. These accruals are reviewed at least quarterly and adjusted to reflect the impacts of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case. Litigation is inherently unpredictable; however, the Company believes that it has valid defenses with respect to the legal matters pending against the Company, as well as adequate accruals for any probable and estimable losses. If an unfavorable ruling were to occur in any specific period, there exists the possibility of a material adverse impact on the results of operations for that period. The Company believes that, given its current liquidity and cash and investment balances, if it were to receive an adverse judgment with respect to litigation that it is currently a party to, it is likely that such a judgment would have a material impact on its financial condition, results of operations and liquidity. As of the date of the filing of this report and to the best of management’s knowledge and belief, the Company faces legal action, either actual or potential, as follows:

PC World Communication, Inc. Suit

In September 2005 PC World Communication, Inc. filed a complaint against the Company alleging open book, account stated and reasonable value in the amount of $18,530. The Company entered a stipulated judgment, paid an amount in settlement and the case was dismissed in July 2006. The liability and related expense was recorded by the Company in 2005.

20

8.	Commitments and Contingencies, Continued

Legal Actions, Continued

Workflow Direct Suit

In May 2005, Workflow Direct, Inc. filed a complaint against the Company alleging it was due $89,976 under a contract it had entered into with the Company. The Company cross-complained alleging $100,000 in breach of contract damages. There was an agreement reached between the parties dismissing all actions, and the Company made payments to Workflow Direct, Inc. The action was dismissed in February 2006. The settlement liability was determined in 2006 and is reported in the Company’s 2006 operating expenses.

Sterling Auster Suit

In December 2005, Sterling Auster filed a complaint against the Company alleging breach of contract and common counts for cash damages of $14,110 plus interest at a rate of 18% per annum. An agreement was reached between the parties dismissing all actions, and the Company made payments to Sterling Auster. The action was dismissed in September 2006. The liability and related expense was recorded by the Company in 2005.

Woodbridge Press, Inc. Suit

In February 2006, Woodbridge Press, Inc. filed a complaint against the Company alleging open book, account stated and reasonable value for cash damages of $11,086 plus interest. There was an agreement and stipulated judgment agreed to between the parties under which the Company was required to make two payments during 2006. The payments have been made, and the case was dismissed in November 2006. The liability and related expense was recorded by the Company in 2005.

Precision Offset, Inc. Suit

In February 2006, Precision Offset, Inc. filed a complaint against the Company alleging open book, account stated and reasonable value for cash damages of $14,786. There parties agreed to a settlement under which the Company was required to make payments during 2006. The Company has made the payments, and the Court has ordered the dismissal of the complaint. The liability and related expense was recorded by the Company in 2005.

21

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

8.	Commitments and Contingencies, Continued

Legal Actions, Continued

CNET Networks, Inc. Suit

In March 2006, CNET Networks, Inc. filed a complaint against the Company alleging damages in the amount of $54,375 plus costs. The Company and the plaintiff signed a non-disclosure and settlement agreement under which the Company agreed to pay a settlement in three installments. The matter was dismissed in November 2006. The settlement liability was determined in 2006 and is reported in the Company’s 2006 operating expenses.

CBS Outdoor, Inc. Suit

In May 2006, CBS Outdoor, Inc. filed a complaint against the Company alleging breach of contract, seeking damages of $120,000 plus interest at a rate of 18% per annum and the recovery of legal fees. Both parties have entered a non-disclosure agreement in an effort to further settlement negotiations. The Company has recorded an amount that it believes is due the plaintiff. Trial is currently set for this matter in May 2007.

The Estate of Industrial Printer of California, Inc. Suit

In 2005, the Trustee for the bankruptcy estate of Industrial Printer of California, Inc. filed a complaint alleging payment of a performance obligation seeking damages in the amount of $33,923. The matter was settled by the Company with the Trustee of the bankrupt estate for $10,000, which was paid resulting in the dismissal of the action. As a result of the potential sale by the Company of substantially all of its operating assets, the Trustee is threatening to rescind the agreement and seek recovery of the full amount as originally sought in the suit.

Sommers/Lombardi, et al, Suit

In May 2004, an individual named Bruce M. Sommers, who was subsequently replaced in the action by Al Lombardi, filed suit against the Company and other corporate defendants on behalf of himself and at the time an unknown and unidentified group of California individuals with the intent of certifying the matter as a class action. The suit was brought pursuant to the California Consumer Legal Remedies Act as well as the unfair competition statutes. In August 2006, the Court denied the plaintiff’s motion for class certification. The matter was settled in December 2006 with the Company’s portion of the settlement agreement being a formal commitment to keep an offer of a free updated version of the software product displayed prominently on the Company’s website through June 2007 along with an electronic notification of the product for the benefit of all past purchasers of the product.

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StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

8.	Commitments and Contingencies, Continued

Legal Actions, Continued

Third Party Intellectual Property Disputed Claims

From time to time, the Company receives notices from third parties claiming infringement by its products of third party patent, trademark and other intellectual property rights, disputing royalties, or disputing other commercial arrangements. Regardless of the merit of any such claim, responding to these claims could be time consuming and expensive and might require the Company to enter into licensing or royalty agreements that may not be offered or available on terms acceptable to the Company. If a successful claim is made against the Company, its business could be materially and adversely affected. The Company expects that its software products will increasingly be subject to such claims as the number of products and competitors in its industry segment increases, the functionality of products overlap and industry participants become more aggressive in using patents offensively.

Operating Leases

The Company conducts its operations from a leased facility. The Company also leases office equipment used in its daily operations. The following is a schedule of future minimum rentals under non-cancelable operating leases as of September 30, 2006:

Operating
For the years ending December 31:	Leases
2006 (three months ending)	$29,867
2007	117,867
2008	110,874
2009	44,210
2010 and thereafter	-

The Company incurred rental expense of $99,822 for the nine-month period ended September 30, 2006. The Company currently occupies its Irvine facility under a rental agreement with a lease term that expires in June 2009 (Note 11). The Company's facilities lease agreement has one 5 year lease extension option at the then prevailing rates.

Concentration of Suppliers

The Company relies on three third-party vendors to perform the manufacturing for its primary retail desktop software products. While the Company believes that relying heavily on key vendors improves the efficiency and reliability of its business operations, relying on any one vendor for a significant aspect of its business can have a significant negative impact

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StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

8.	Commitments and Contingencies, Continued

Concentration of Suppliers, Continued

on its revenue and profitability if that vendor fails to perform at acceptable service levels for any reason, including financial difficulties of the vendor.

The Company made approximately 79% of its inventory purchases from three vendors in the nine-month period ended September 30, 2006. A significant percentage of the Company's products are customized boxes and other packaging that are designed and fabricated to the Company's specifications. While these products are purchased from specific vendors, there are numerous sources that are able to produce the same packaging. If the Company were unable to obtain products from these current suppliers, the impact on the Company's financial statements from such an uncertainty is unknown, but it is anticipated that it would not be significant. The Company has not experienced any such disruption of vendor supplied materials as of December 15, 2006.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of the accounts receivable-trade. The Company operates in a market segment that is highly competitive and rapidly changing. Significant technological changes, shifting customer requirements, the emergence of competitive products with new capabilities and other factors could negatively impact the Company's operating results.

The Company sells a significant portion of its products through third-party retailers and distributors in the United States on consignment. As a result, the Company faces risks related to the loss of inventory. To appropriately manage this risk, the Company performs ongoing evaluations of customer sales and limits the amount of inventory extended as the Company deems appropriate. The Company maintains reserves for estimated inventory losses and these losses have historically been within its expectations. However, since the Company cannot necessarily predict future changes in the financial stability of its customers, it cannot guarantee that its reserves will continue to be adequate.

The Company had two customers that individually comprised more than 10% of the accounts receivable balance, for a total of 77% of the accounts receivable-trade balance at September 30, 2006.

While two customers made up more than 10% of the accounts receivable balance at September 30, 2006, three customers each represented more than 10% of sales, totaling 67% of the Company's sales during the nine-month period ended September 30, 2006. If the Company were to lose any of these three customers, the impact on its financial statements would be unknown, but could be significant. The Company has not experienced any such loss of customers as of December 15, 2006.

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StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

8.	Commitments and Contingencies, Continued

Indemnifications and Guarantees

The following is a summary of the Company's agreements that have been determined are within the scope of FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. Accordingly, there are no liabilities recorded for these agreements as of September 30, 2006.

The Company has agreements whereby it indemnifies its officers and directors for certain events or occurrences while the officer or director is, or was serving, in such capacity. The term of the indemnification period is for the officer’s or director’s lifetime. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is unlimited; however, it has a directors and officers insurance policy that in certain circumstances enables the Company to recover a portion of any future amounts paid. As a result of its insurance policy coverage, the Company believes the estimated fair value of these indemnification agreements is minimal.

The Company sells software products to its customers via various wholesale and retail methods as well as through e-commerce. As part of those transactions the Company generally provides a warranty for its software products to its customers. The Company's products are generally warranted to perform substantially as described in the associated product documentation. The Company has not incurred significant expense under its product warranties. As a result, the Company believes the estimated fair value of these agreements is minimal.

Royalties

The Company has certain royalty commitments associated with the shipment and licensing of certain products. Royalty expense is generally based on a dollar amount per unit shipped or a percentage of the underlying revenue. Royalty expense, which was recorded under cost of sales on the statements of income, was $294,369 for the nine-month period ended September 30, 2006.

Unused Available Line of Credit

The Company's line of credit with the lender exceeds the maximum borrowable amount by $142,479 at September 30, 2006, resulting in no unused available line of credit according to the terms of the commercial lending agreement.

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StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

9.	Related Party Transactions

Personal Guarantees for the Benefit of the Company

Personal Guarantee of the Line of Credit

An officer and a principal owner of the Company has provided his ongoing personal guarantee of the Company's line of credit liability. The personal guarantee currently is for an amount not to exceed $500,000 and is secured by a lien against the officer and a principal owner's personal residence.

Personal Guarantee of the Facility Lease

An officer and a principal owner of the Company provided his ongoing personal guarantee of the Company's facility lease agreement and the payment of all related amounts. The guarantee was for a period of 24 months which expired in May 2006 and is no longer in effect.

Company Sales of Products to a Related Entity

The Company sells certain of its software products to an entity in which a principal owner of the Company is a majority stockholder. During the nine-month period ended September 30, 2006, the Company had sales to related parties amounting to $1,425. The related party sales amounted to less than 0.10% of total sales. There was no accounts receivable-trade balance from the related party at September 30, 2006.

10.	Interest Expense

The Company incurred interest expense of $106,018 for the nine-month period ended September 30, 2006, all of which was charged to operations. Included in the interest expense for the nine-month period ended September 30, 2006 were amounts representing the interest portion of the capital lease payments of $328, which were based on an imputed interest rate of 20.50% per annum.

11.	Subsequent Events

Sale of Substantially All of the Company's Operating Assets

In October 2006, the Company signed a Letter of Intent to sell substantially all of its operating assets to Migo Software, Inc. ("Migo") of Redwood City, California. The sales price will be comprised of a yet to be determined combination of cash and Migo equity securities. The asset sale transaction is anticipated to close prior to December 31, 2006 pending both parties' agreement as to a definitive transaction document and other customary closing conditions. On December 14, 2006, Migo loaned the Company $100,000 evidenced

26

StompSoft, Inc.
Notes to the Financial Statements
(Unaudited)

As of September 30, 2006 and
For the Nine-Month Period Ended September 30, 2006

11	Subsequent Events

Sale of Substantially All of the Company's Operating Assets, Continued

by a secured promissory note with an interest rate of 6% per annum, with all principal and accrued interest due on or before June 30, 2007. The promissory note is secured by all of the Company's intellectual property rights in one of its software products.

Notice of Eviction Notice of the Company's Irvine Facility

The Company received notice from the Irvine facility landlord on December 8, 2006 that within three days it was required to pay rent amounting to $8,641. The “three day pay or quit” notice required the payment by December 11, 2006 or provided the cause for the landlord to initiate eviction proceedings against the Company. The Company has not paid the landlord any amount since the receipt of the “three day pay or quit” notice. The Company has not as of yet been served with any legal action and is currently attempting to resolve the matter with the landlord.

Independent Contractors

During the period from January 1, 2006 through December 15, 2006, the Company paid certain individuals who provided it with services as independent contractors. The Company has recorded an amount as of September 30, 2006 to reflect the potential liability at that date that could exist if a payroll-related taxing authority were to determine that the services provided by the individuals were more like those provided in an employer - employee relationship. To date the Company has not been contacted by any such payroll-related taxing authority and is currently evaluating those certain individuals’ independent contractor status.

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